EXHIBIT 10.21

PROMISSORY NOTE

$75,000.00	Omaha, Nebraska
February 10, 2006

Maturity Date: April 10, 2006

FOR VALUE RECEIVED, Gabriel Technologies Corp., a Delaware corporation (“Maker”), promises to pay to Keith Feilmeier, an individual residing at 20740 Timberlane Drive, Elkhorn, Nebraska 68022, in the county of Douglas, the undersigned maker (“Feilmeier”) of the sum of

SEVENTY-FIVE THOUSAND AND NO DOLLARS ($75,000.00)

with interest on the unpaid balance at the rate of 9.0% per annum from the date hereof until maturity, April 10, 2006 (“Maturity Date”). Maker and Feilmeier further acknowledge and agree to the following conditions which form a part of this Note:

1.	Maker may prepay all or any part of the unpaid principal balance, or any accumulated interest thereon, at any time prior to the Maturity Date, without penalty.

2.	This Note is not collateralized but shall be deemed a full recourse Note.

3.	Make hereby waives demand, protest or notice and agrees that extension of time shall not constitute a waiver of its obligations hereunder.

MADE AND SIGNED this 10th day of February, 2006.

By MAKER:

GABRIEL TECHNOLOGIES CORP.

By: /s/ Keith Feilmeier
Title: CEO

AGREED AND ACCEPTED:

By: /s/ Keith Feilmeier
Keith Feilmeier